Exhibit 10.1

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (“Agreement”) is made as of the 15th day of December, 2021, by and among BitNile Holdings, Inc., a Delaware corporation (the “Company”), and each investor identified on the signature pages hereto (each, including its successors and assigns, an “Investor” and collectively, the “Investors”).

Recitals

A.       The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, demand promissory notes in the aggregate principal amount of up to $15,000,000, bearing interest at the rate of 10% per annum (the “Bridge Financing”), in the form attached hereto as Exhibit A (the “Note”);

B.       The Investors are participating in the Bridge Financing on the condition that the Company conduct an offering of its original discount secured promissory notes in the principal amount of up to $50,000,000 and warrants (the “OID Notes Offering”); and

C.       The Company and the Investors have agreed that the Notes issued in the Bridge Financing pursuant to the terms and conditions of this Agreement and the Note, will be paid in full from the proceeds of the OID Notes Offering which will provide for, among other things, the grant of a security interest over all of the Company’s assets (“Security Interest”).

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in Section 3.

“Closing Date” has the meaning set forth in Section 3.

“Common Stock” means the Company’s Class A common stock, $0.001 par value per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Note” has the meaning set forth in recitals.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and any Subsidiary of the Company taken as a whole, or (ii) the ability of the Company to consummate the transactions contemplated by this Agreement or the ability of the Company to perform its obligations under the Transaction Documents.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Principal Market” means the NYSE American, LLC.

“Purchase Price” means $15,000,000.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” has the meaning set forth in Section 4.4.

“Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Transaction Documents” means this Agreement and the Notes.

2.	Purchase and Issuance of the Notes

2.1       Note. Subject to the terms and conditions of this Agreement, on the Closing Date each Investor shall purchase, and the Company shall sell and issue to each Investor, the Note in the amount set forth opposite each Investor’s name on the signature pages attached hereto in exchange for the Purchase Price.

3.             Closing. On the date of executing this Agreement, the Company shall cause the delivery of the certificates representing the Notes, registered in the names and amounts of the Investors as set forth on the signature pages attached hereto to the Investors and the Investors shall wire to the Company, pursuant to wiring instruction attached hereto as Exhibit B, in same day funds an amount representing such Investor’s Purchase Price, as set forth on the signature page hereto (“Closing” or “Closing Date”). The Closing shall occur upon confirmation that the conditions to Closing in Section 6 hereof have been satisfied. The Closing of the purchase and sale of the Notes shall take place at the offices of the Company. Notwithstanding anything else to the foregoing, the sale of the Notes may be made in one or more Closings and on one or more Closing Dates.

4.	Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that:

4.1       Organization and Standing of the Company. Each of the Company and its subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and its subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. Other than its subsidiaries, there is no Person in which the Company, directly or indirectly, owns share capital or holds an equity or similar interest

4.2       Authority. The Company has the requisite power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Notes in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes have been duly authorized by the Company’s Board of Directors and no further filing (other than a Form 8-K), consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

4.3       No Conflict. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (A) result in a violation of the Certificate of Incorporation (as defined below) or other organizational documents of the Company or any of its subsidiaries, any share capital of the Company or any of its subsidiaries or Bylaws (as defined below) of the Company or any of its subsidiaries, (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree, including foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (B) or (C) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

4.4       Consents. Neither the Company nor any of its subsidiaries is required to obtain any consent from, authorization or order of, or make any filing (other than a Form 8-K) or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings (other than a Form 8-K) and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and neither the Company nor any of its subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its subsidiaries from obtaining or effecting any of the filings contemplated by the Transaction Documents.

4.4       SEC Documents. The Company has, during the preceding 12 months, filed with the SEC all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. There is no event, pending event or threatened event that could result in the Company not filing with the SEC all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, in compliance in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such filings.

4.5       Information. The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its subsidiaries, other than the existence of the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company. To the knowledge of the Company after reasonable inquiry, all disclosures provided to the Investor regarding the Company and its subsidiaries, their businesses and the transactions contemplated hereby, including any schedules to this Agreement, furnished by or on behalf of the Company or any of its subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.6       Valid Issuance. The Notes are duly authorized by the Company and, when executed and delivered by the Company, will be valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

4.7       Arm’s Length Transaction. The Company acknowledges and agrees that with respect to this Agreement and the transactions contemplated hereby, (A) the Investor is acting solely in an arm’s length capacity, (B) the Investor does not make and has not made any representations or warranties, other than those specifically set forth in this Agreement, (C) except as set forth in this Agreement, the Company’s obligations hereunder are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of any claim the Company may have against the Investor, (D) the Investor has not and is not acting as a legal, financial, accounting or tax advisor to the Company, or agent or fiduciary of the Company, or in any similar capacity, and (E) any statement made by the Investor or any of the Investor’s representatives, agents or attorneys is not advice or a recommendation to the Company.

4.8       Exchange Listing. Except as disclosed in SEC Documents, the Company has not, in the 12 months preceding the date of this Agreement, received notice from any national securities exchange or automated quotation system on which the shares of Common Stock are listed or designated for quotation to the effect that the Company is not in compliance with the listing or maintenance requirements of such national securities exchange or automated quotation system. As of the date of this Agreement, to the Company’s actual knowledge based solely on absence of, as of the date hereof, any notice from any such securities exchange or automated quotation system that the Company is not in compliance with the listing or maintenance requirements of such national securities exchange or automated quotation system, the Company is in compliance with all such listing and maintenance requirements.

4.9       Principal Market. The Company’s Common Stock is listed on the Principal Market (or traded on other exchange or market reasonably acceptable to the Purchaser).

4.10       No Suspension. No suspension of trading of the Company’s Common Stock is in effect.

4.11       No Injunction. No injunctions or other legal proceedings relating to the sale of the Notes is pending or threatened against the Company.

4.12       No Default. Except as disclosed in SEC Documents, the Company is not in a default under, or has given to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party.

4.13       Litigation and Regulatory Proceedings. Except as disclosed in SEC Documents, there are no material actions, causes of action, suits, claims, proceedings, inquiries or investigations (collectively, “Proceedings”) before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of the Company or any of the Subsidiaries, threatened against or affecting the Company or any of the Subsidiaries, the Common Stock or any other class of issued and outstanding shares of the Company’s capital stock, or any of the Company’s or the Subsidiaries’ officers or directors in their capacities as such and there is no reason to believe that there is any basis for any such Proceeding. The Company is not aware of any material, adverse change to any action, suit, proceeding, inquiry or investigation brought by or before any legal or governmental entity now pending against or affecting the Company or any of its subsidiaries, which have been disclosed in the SEC Documents.

4.14       No Undisclosed Events, Liabilities or Developments. No event, development or circumstance has occurred or exists, or is reasonably anticipated to occur or exist that (a) would reasonably be anticipated to have a Material Adverse Effect or (b) would be required to be disclosed by the Company under applicable securities laws on a Registration Statement relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

4.15        Compliance with Law. The Company and each of the Subsidiaries have conducted and are conducting their respective businesses in compliance in all material respects with all applicable laws and are in compliance in all material respects with the rules and regulations of the Principal Market. The Company is not aware of any facts which could reasonably be anticipated to lead to a delisting of the Common Stock by the Principal Market in the future.

4.16       No Materially Adverse Contracts, Etc. Neither the Company nor any of the Subsidiaries is (a) subject to any charter, corporate or other legal restriction, or any judgment, decree or order which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect or (b) a party to any contract or agreement which in the judgment of the Company’s management has or would reasonably be anticipated to have a Material Adverse Effect.

4.17       Taxes. The Company and the Subsidiaries each has correctly prepared and duly and timely made or filed, or caused to be made or filed, all United States federal, and applicable state, provincial, local and non-U.S. Tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all Taxes and other governmental assessments and charges that are material in amount, required to be paid by it, regardless of whether such amounts are shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceedings and for which it has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and, to the knowledge of the Company, there is no basis for any such claim. Each of the Company and the Subsidiaries has collected, withheld and remitted all Taxes due and payable to the property taxing or other governmental authority. There are no audits, assessments, reassessments, suits, proceedings, investigations or claims pending against the Company or any of the Subsidiaries in respect of Taxes paid or payable, and there are no matters under discussion with any taxing or governmental authority of any jurisdiction involving the Company or any Subsidiary with, or the subject of any agreement with, any taxing or governmental authority relating to claims for additional Taxes. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment or reassessment of any Tax owing by the Company or any subsidiary, the filing of any tax returns by the Company or any Subsidiary or the payment of any Tax by the Company or any Subsidiary.

4.18       OFAC. None of the Company nor any of the Subsidiaries nor any director, officer, agent, employee, affiliate or person acting on behalf of the Company and/or any Subsidiary has been or is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use any proceeds received from the Investor, or lend, contribute or otherwise make available such proceeds to its Subsidiaries or to any affiliated entity, joint venture partner or other person or entity, to finance any investments in, or make any payments to, any country or person currently subject to any of the sanctions of the United States administered by OFAC.

4.19       No Foreign Corrupt Practices. None of the Company or any of the Subsidiaries has, directly or indirectly: (a) made or authorized any contribution, payment or gift of funds or property to any official, employee or agent of any governmental authority of any jurisdiction except as otherwise permitted under applicable Law; or (b) made any contribution to any candidate for public office, in either case, where either the payment or the purpose of such contribution, payment or gift was, is, or would be prohibited under the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder or under any other legislation of any relevant jurisdiction covering a similar subject matter applicable to the Company or its Subsidiaries and their respective operations and the Company has instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with such legislation.

4.20       Anti-Money Laundering. The operations of each of the Company and the Subsidiaries are and have been conducted at all times in compliance with all applicable anti-money laundering laws, regulations, rules and guidelines in its jurisdiction of incorporation and in each other jurisdiction in which such entity, as the case may be, conducts business (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority involving the Company or its Subsidiaries with respect to any of the Money Laundering Laws is, to the best knowledge of the Company, pending, threatened or contemplated.

5.	Representations and Warranties of the Investors. Each Investor, for itself and for no other Investor, hereby represents and warrants as of the date hereof to the Company as follows:

5.1       Organization and Existence. Such Investor, if an entity, is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Note pursuant to this Agreement.

5.2       Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

5.3       Investment Experience. Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Note and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

6.	Conditions to Closing.

6.1       Conditions to the Investors’ Obligations. The obligation of each Investor to purchase its Note at the Closing is subject to the fulfillment to each Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by Investor:

(a)           all of the warrants and representations of the Company being true, correct, complete and accurate; and

(b)           full and timely performance by the Company of all of its obligations and covenants under this Agreement.

6.2       Conditions to Obligations of the Company. The Company's obligation to sell and issue the Notes at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)           all of the warrants and representations of the Investor being true, correct, complete and accurate; and

(b)           Each Investor shall have delivered the Purchase Price to the Company.

7.	Other Agreements of the Parties.

7.1       Event of Default and Perfecting Security Interest. In the Event of Default as defined in the Note, the Company covenants and agrees to use it best efforts to assist the Investor in perfecting a security interest in all of the Secured Assets (as defined in the Note). The Company acknowledges that this Section 7.1 does not limit or otherwise restrict any of the rights that the Investor may have under the Transaction Documents, including the Investor’s right to seek recourse from the Guarantors names in the Note.

7.2       OID Note Offering. The Company covenants and agrees to use its best efforts to conduct and consummate the OID Note Offering within 14 days from the date hereof.

7.3       Use of Proceeds. The Company will use the proceeds from the sale of the Notes for general working capital purposes.

8.	Miscellaneous.

8.1       Delivery of Notes. The Company shall, within five (5) Business Days after the Closing Date, delivery the originally executed Notes to each Investor.

8.2       Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.3       Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by email, then such notice shall be deemed given upon transmission, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

BitNile Holdings, Inc.

11411 Southern Highlands Parkway, Suite 240

Las Vegas, Nevada 89141

Attention: Milton C. Ault, III

Email:

If to the Investor, to the address set forth on the signature page.

8.4       Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Note purchased under this Agreement at the time outstanding, each future holder of all such Note, and the Company.

8.5       Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

8.6       Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and thereof. All proposals, negotiations and representations (if any) made prior, and with reference to the subject matter of this Agreement, are merged herein. This Agreement has been negotiated by the parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party. Neither the Company nor the Investor shall be bound by any oral agreement or representation, irrespective of when made.

8.7       Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

8.8       Expenses. Except as otherwise set forth in this Agreement, each party to this Agreement shall bear its own expenses in connection with transactions contemplated hereby, provided, however, that the Company shall pay (i) to Esousa Holdings, LLC, the reasonable legal fees and expenses incurred in connection with the transactions contemplated by this Agreement, in an amount not to exceed $10,000, which shall be payable at Closing, and (ii) to each Investor, a due diligence fee equal to 3% of the principal amount of the Note, which shall be payable upon the maturity of the Note.

8.9       No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

8.10       Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	BITNILE HOLDINGS, INC.

By:
Name:
Title:

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SIGNATURE PAGES FOR INVESTORS FOLLOW]

[INVESTOR SIGNATURE PAGES TO bitnile holdings PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice of Purchaser:

Address for Delivery of Note for Purchaser (if not same as address for notice):

Aggregate Purchase Price: $

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